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                                                                 EXHIBIT 10.33.6

The Directors,                                                     19th May 1997
Horizon Exploration Limited
6 Pembroke Road,
Sevenoaks, Kent,
TN13 1XR


Dear Sirs,

RE:STG 4,460.000 ON DEMAND CREDIT FACILITY AND USD TERM LOAN (CURRENT BALANCE OUTSTANDING USD 400,000) (TOGETHER 'FACILITIES') MADE AVAILABLE BY THE BANK OF N.T. BUTTERFIELD & SONS LIMITED (THE 'BANK') TO HORIZON EXPLORATION LIMITED ('THE COMPANY')

You have advised the Bank that the Company is in violation of the financial covenants relating to the Company's gearing (interest bearing debt/net worth), leverage (total liabilities/net worth), interest cover ratio and net worth requirements the details of which are set forth in the documentation relating to the above Facilities.

Subject to the Company agreeing to fully comply with the remaining terms, conditions and provisions of the Facilities (confirmation of which will be evidenced by the Company signing and returning to the Bank the duplicate copy of this letter within seven days of the date hereof) the Bank hereby waives the default arising from the Company's failure to satisfy the financial covenant requirements for a period which shall terminate on the either of, the floatation of the Company, written notification from the Company to the Bank that the floatation has been postponed and/or cancelled or the 30th September 1997.

Notwithstanding the foregoing the Company is reminded that the Facilities remain repayable on demand and the waiver contained herein shall not prejudice the Banks right to demand repayment of the Facilities at anytime.


Yours Faithfully,
for and on behalf of
The Bank of N.T. Butterfield & Sons Limited

/s/ [illegible signature]                              /s/ [illegible signature]

Authorized Signature                                       Authorised Signature
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As a condition of the waiver given by the Bank to the Company, we Horizon
Exploration Limited hereby agree to comply with the remaining terms, conditions and provisions of the Facilities.


for and on behalf of
Horizon Exploration Limited

/s/ Neil A.M. Campbell

Authorised Signature(s)                                     Date:  23 May 1997